Exhibit 99.2

  © 2018 Internap Corporation (INAP)  3rd Quarter 2018 Earnings Report  Peter D. AquinoPresident & Chief Executive OfficerJames C. KeeleyChief Financial OfficerNovember 1, 2018

 *  FORWARD-LOOKING STATEMENTS  © 2018 Internap Corporation (INAP)  Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding industry trends, our future financial position and performance, business strategy, revenues and expenses in future periods, projected levels of growth and other matters that do not relate strictly to historical facts. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that we are “positioned” for a particular result, statements regarding our vision or similar expressions or variations. These statements are based on the beliefs and expectations of our management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors, including, without limitation: our ability to drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and our ability to improve operations; our ability to correctly forecast capital needs, demand and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of our data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; our ability to identify any suitable strategic transactions; our ability to realize anticipated revenue, growth, synergies and cost savings from the acquisition of SingleHop LLC (“SingleHop”); our ability to successfully integrate SingleHop’s sales, operations, technology, and products generally; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; the failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our ability to raise additional capital when needed, on attractive terms, or at all, and our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of our common stock. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and our other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by us or on our behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

 *  NON-GAAP MEASURES  In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP.We have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures are also available in the attachment to our third quarter 2018 earnings press release available on our website at www.ir.inap.com.  © 2018 Internap Corporation (INAP)

INAP CONTINUES TO IMPROVE ITS DATA CENTER PORTFOLIO FOR THE FUTURE

- New data center assets establishing INAP Flagships in key markets
  - Phoenix – London – Atlanta
- Margin expansion continues as non-core asset exits wind down
  - Record margins posted in the Third Quarter 2018
- INAP Cloud Services are contributing to new growth prospects globally
  - SingleHop and iWeb are being integrated into the INAP Cloud suite
- Management is allocating capital to accelerate installs of larger deals
  - Sales momentum continues as the current backlog exceeds $20+ Million

INAP's Financings Aimed at Accelerating Growth and Gaining Flexibility for Future Transactions

INAP
© 2018 Internap Corporation (INAP)
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INAP OPERATES 53 DATA CENTERS IN 21 METRO MARKETS
With 102 POPs On-Net

Market	Gross Square Footage (SF)	Supporting Infrastructure	Office and Other	Data Center Footprint (SF)	Current Raised	Occupied SF	Occupied SF %	Power Adjusted SF % (Estimated)
Phoenix	214,968	87,059	61,210	66,717	44,650	30,861	69%	71%
Atlanta	208,298	64,248	75,344	68,706	44,987	30,077	67%	68%
Montreal	126,965	34,572	46,833	45,560	25,050	23,890	95%	89%
New York/New Jersey	114,920	16,405	28,468	70,047	47,507	26,063	55%	83%
Dallas	112,085	23,763	21,023	67,299	30,432	17,427	57%	66%
Los Angeles	109,181	9,623	12,366	87,192	18,020	13,418	74%	100%
Seattle	100,497	31,326	21,552	47,619	38,619	23,391	61%	65%
Santa Clara/San Jose	88,659	23,852	23,667	41,140	40,840	23,455	57%	87%
Boston	45,637	18,785	5,199	21,653	21,653	10,407	48%	55%
Houston	43,913	7,925	15,599	20,389	20,389	9,296	46%	54%
Chicago	14,002	1,551	-	12,451	12,076	10,129	84%	94%
Other *	26,163	-	981	25,165	20,755	15,648	75%	76%
Total	1,205,288	319,109	312,242	573,939	364,978	234,062	64%	74%

*Represents Miami, Northern Virginia, Oakland/San Francisco, London, Amsterdam, Frankfurt, Hong Kong, Singapore, Sydney, Tokyo, and Osaka.
For additional information regarding this table, please see Press Release, dated November 1, 2018.



1st Half 2018 U.S. Absorption (MW)
Source: JLL Research Report: Global | Data Center Outlook | H1 2018
INAP Colocation and Network POP
INAP Network POP
168
19
17
17
16
11
10
5
4
3
3
2
2
1
1
Northern Virginia
Phoenix
Las Vegas/Reno
Dallas-Fort Worth
Chicago
Northwest
Austin/San Antonio
Atlanta
Northern California
Denver
New Jersey
Los Angeles
Houston
New York
Boston

INAP
© 2018 Internap Corporation (INAP)
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*  CONSOLIDATED EARNINGS SUMMARY   *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  Revenue and Adjusted EBITDA Margin Increases QoQ and YoY

 *  INAP US BUSINESS UNIT RESULTS  *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  INAP US Revenue Continues Sequential Progress  COLOCATION  NETWORK  INAP US Business Unit Contribution (non-GAAP)* ($mm) and %   CLOUD  INAP US Revenue ($mm)  $53.0  $64.1  $65.7  $29.1  $30.9  $33.0  $19.7  $19.6  $9.4  $14.5  $13.6  $13.0  $23.4  $29.2  $29.8  44.1%  45.6%  45.4%  3Q’17  3Q’17  2Q’18  2Q’18  3Q’18  3Q’18

 *  INAP INTERNATIONAL BUSINESS UNIT RESULTS  *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  Planned Colocation and Cloud Expansions in the UK & Canada  COLOCATION  NETWORK  INAP INTL Business Unit Contribution (non-GAAP)* ($mm) and %   CLOUD  $6.1  $6.0  $5.8  $1.3  $15  INAP INTL Revenue ($mm)  $15.9  $17.9  $17.3  $1.1  $1.5  $1.4  $12.5  $13.6  $13.2  $2.3  $2.8  $2.7  38.0%  33.7%  33.6%  1  3Q’18  3Q’18  3Q’17  2Q’18  3Q’17  2Q’18

 *  CASH FLOW AND BALANCE SHEET SUMMARY  *Reconciliation to GAAP on pages 13-19© 2018 Internap Corporation (INAP)  Growth Capital Required to Accelerate Installations

 *  THIRD QUARTER 2018 FINANCIAL GUIDANCE UPDATE  *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  Narrowing Guidance for Remainder of 2018

 *  INAP FINISHING THE YEAR WITH STRONG POSITIONING FOR 2019  © 2018 Internap Corporation (INAP)   INAP Transforming into Sustainable Long-Term Value & Growth Story   The combination of major portfolio shifts, sales growth, and operations improvements are creating a more valuable “Sum of the Parts” portfolio Investments in high demand markets are stimulating continued customer interest and joint planning for future expansions in internet infrastructureSuccess-based capital in all three products – Colocation, Cloud, and Network, allow customers to take advantage of bundle solutionsBusiness development in both the U.S. and abroad will balance and diversify assets that continue to attract large multinational companies to INAPNext steps will include seeking additional balance sheet flexibility to meet INAP’s continued organic growth objectives and potential M&A

 *  © 2018 Internap Corporation (INAP)  APPENDIX  Reconciliation of Non-GAAP Financial Measures

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Normalized Net Loss Attributable to INAP Shareholders is a non-GAAP measure. Normalized Net Loss is net loss attributable to INAP shareholders plus exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives, realignment and related costs, acquisition costs, and INAP Japan fair market valuation.($ in thousands, unaudited)  © 2018 Internap Corporation (INAP)

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing, exclusive of depreciation and amortization. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues.($ in thousands, unaudited)  © 2018 Internap Corporation (INAP)

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is GAAP net loss attributable to INAP Shareholders plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other expense (income), (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, and acquisition costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues.  © 2018 Internap Corporation (INAP)  ($ in thousands, unaudited)

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA less CapEx is a non-GAAP measure. Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, cash paid for acquisition costs, and other working capital changes less capital expenditures.  © 2018 Internap Corporation (INAP)  ($ in thousands, unaudited)

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  © 2018 Internap Corporation (INAP)  Free Cash Flow and Unlevered Free Cash Flow are non-GAAP measures. Free Cash Flow is net cash flows provided by operating activities minus capital expenditures. Unlevered Free Cash Flow is Free Cash Flow plus cash paid for interest expense.  ($ in thousands, unaudited)

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Below is a reconciliation of GAAP net loss to forward looking Adjusted EBITDA for the period indicated:  © 2018 Internap Corporation (INAP)  ($ in millions, unaudited)

 *  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Below is a reconciliation of GAAP Net Cash Flows Provided by Operating Activities to forward-looking Adjusted EBITDA less CapEx for the period indicated below:  © 2018 Internap Corporation (INAP)  ($ in millions, unaudited)